Virtus Stone Harbor Emerging Markets Bond Fund,

Virtus Stone Harbor Emerging Markets Debt Income Fund and

Virtus Stone Harbor Local Markets Fund (the “Funds”),

each a series of Virtus Opportunities Trust

Supplement dated August 13, 2024 to the Summary Prospectus and the Virtus Opportunities Trust Statutory Prospectus and Statement of Additional Information (“SAI”) pertaining to the Funds,

each dated September 28, 2023, as supplemented

Important Notice to Investors

Kumaran Damodaran, PhD, and Peter Wilby, CFA, will step down as portfolio managers of the Funds effective September 30, 2024. There will be no changes to the investment processes for the Funds, which are team managed.

The Funds’ Prospectuses and SAI will be amended to remove all references to Mr. Damodaran and Mr. Wilby effective September 30, 2024.

Investors should retain this supplement with the Prospectuses and SAI for future reference.

VOT 8470/SHIP PM Announcement (8/2024)